Supplement dated February 24, 2021
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Convertible Securities Fund (the Fund)	7/1/2020
Effective March 1, 2021, the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section and under the caption “Primary Service Providers - Portfolio
Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2010
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2006
Grace Lee, CAIA	Portfolio Manager	Co-Portfolio Manager	October 2020
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP134_02_002_(02/21)